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                                                                    EXHIBIT 10.9


                          FIRST AMENDED AND RESTATED
                  CONTRIBUTION AND INDEMNIFICATION AGREEMENT
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     THIS FIRST AMENDED AND RESTATED CONTRIBUTION AND INDEMNIFICATION AGREEMENT
(this "Agreement") dated as of June ___, 1998, is executed by and among Murray
       ---------
H. Gross, an individual ("Guarantor"), and each of the entities and persons
                          ---------
listed as a "Stockholder" on Schedule A attached hereto and incorporated herein
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for all purposes (each a "Stockholder" and collectively the "Stockholders").
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                                  WITNESSETH:
                                  -----------

     WHEREAS, U.S. Remodelers, Inc., a Delaware corporation ("Borrower"), has
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obtained from FINOVA Capital Corporation ("Lender") a credit facility (the
                                           ------
"Total Credit Facility") in the aggregate principal amount of $1,700,000,
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comprised of a term loan (the "Term Loan") in the original principal amount of
                               ---------
$700,000, and a revolving line of credit (the "Revolving Credit Facility") in
                                               -------------------------
the original principal amount of $1,000,000; and

     WHEREAS, the Total Credit Facility is evidenced by (i) that certain Loan and Security Agreement and Schedule to Loan and Security Agreement (collectively, the "Loan Agreement") of even date herewith between Borrower and
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Lender, (ii) that certain Secured Promissory Term Note dated April 7, 1998, in the principal amount of $700,000, executed by Borrower in favor of Lender, and
(iii) each of the other documents, instruments and agreements executed and delivered in connection therewith, as each may be modified, amended, supplemented or replaced from time to time; and

     WHEREAS, as a condition to the funding of the Revolving Credit Facility, Lender has required that Guarantor execute and deliver that certain Amended and Restated Continuing Limited Personal Guaranty (the "Guaranty Agreement"), by
                                                    ------------------
which Guarantor agrees to guaranty payment of the Total Credit Facility subject to the provisions therein contained limiting the obligations of Guarantor thereunder to fifty percent (50%) or, if certain objectives are achieved (as more fully explained in the Guaranty Agreement), twenty-five percent (25%) of the Total Credit Facility, as it may be reduced from time to time, plus costs and expenses which may be incurred by Lender in collecting such amounts, plus interest at the default rate on the guaranteed amount from the date of demand thereon to the date of payment (all amounts owed by Guarantor under the Guaranty Agreement are referred to herein as the "Guaranteed Sum"); and
                                         --------------

     WHEREAS, the Guarantor and Stockholders have agreed that Stockholders shall indemnify Guarantor against amounts paid with respect to the Guaranteed Sum in excess of his pro rata stock ownership in Borrower; and

FIRST AMENDED AND RESTATED CONTRIBUTION AND INDEMNIFICATION AGREEMENT     Page 1
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     WHEREAS, the parties hereto have determined that valuable benefits will be derived by each party hereto as a result of the extensions of credit to be made available to Borrower pursuant to the Total Credit Facility.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, each of the undersigned agrees as follows:

                                  ARTICLE I.

                        DEFINITIONS AND INTERPRETATION
                        ------------------------------

     1.01 Defined Terms. As used in this Agreement, each of the following terms
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shall have the meaning assigned to such term below in this Section 1.01:
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     "Contribution Percentage" shall mean for each Stockholder the percentage
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obtained by dividing the total of the shares of common stock of Borrower owned by such Stockholder by the total number of issued and outstanding shares of Borrower.

     "Guaranty Payments", "Indemnitee" and "Indemnitor" shall have the
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respective meanings assigned to such terms in Section 2.01.
                                              ------------

     1.02 References.  References in this Agreement to Article or Section
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numbers shall be to Articles or Sections of this Agreement, unless expressly stated to the contrary. References in this Agreement to "hereby," "herein," "hereinafter," "hereinabove," "hereinbelow," "hereof," "hereunder" and words of similar import shall be to this Agreement in its entirety and not only to the particular Article or Section in which such reference appears. References in this Agreement to "includes" or "including" shall mean "includes, without limitation," or "including, without limitation," as the case may be. References in this Agreement to statutes, sections or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending, replacing, succeeding or supplementing the statute, section or regulation to which reference is made.

     1.03 Number and Gender.  Whenever the context requires, reference herein
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made to the single number shall be understood to include the plural; and
likewise, the plural shall be understood to include the singular. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated. Words denoting gender shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.

FIRST AMENDED AND RESTATED CONTRIBUTION AND INDEMNIFICATION AGREEMENT     Page 2
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                                  ARTICLE II.

                   TERMS OF CONTRIBUTION AND INDEMNIFICATION
                   -----------------------------------------

     2.01 Contribution and Indemnification.  In connection with the Total Credit
          --------------------------------
Facility, and as a condition to Lender providing funds under the Total Credit Facility, Guarantor has guaranteed repayment of the Guaranteed Sum pursuant to the Guaranty Agreement. In the event that Guarantor (in such capacity, "Indemnitee") pays (whether through direct payments or as a result of providing
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collateral for the Guaranteed Sum) any amounts on the Guaranteed Sum (the
"Guaranty Payment"), Indemnitee shall be entitled to receive from each
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Stockholder (in such capacity, "Indemnitor"), such Indemnitor's Contribution
                                ----------
Percentage of the Guaranty Payment. If any Indemnitor is unable to pay the Contribution Percentage of the Guaranty Payment, each Stockholder agrees to make a contribution to Indemnitee to the extent necessary so that each Stockholder shares pro rata (based on the amount of Borrower's shares of common stock of Shareholders which have paid) the liability for such nonpayment. IN SUCH REGARD, TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH STOCKHOLDER SHALL INDEMNIFY, DEFEND, AND HOLD HARMLESS INDEMNITEE FROM AND AGAINST ANY AND ALL LIABILITY (WHETHER SOLE, CONCURRENT, CONTRIBUTORY, STRICT OR OTHERWISE), CLAIMS, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES AND EXPENSES) ARISING WITH RESPECT TO THE OBLIGATIONS AND CONSTITUTING A GUARANTY PAYMENT.

     2.02 Payments.  Any amount due to Indemnitee by an Indemnitor under this
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Agreement shall be due and payable within ten (10) days of demand therefore by
Indemnitee. Interest shall accrue on amounts past due at the rate of interest provided under Section 2.7 of the Loan Agreement; provided, however, that in no
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event shall interest accrue on such amounts at a rate in excess of the maximum rate of interest permitted by applicable law and interest shall accrue from the date payment is due to, but not including, the date payment is made and on the basis of a year of three hundred sixty-five (365) or three hundred sixty-six
(366) days, as the case may be. All payments to be made by any Indemnitor under this Agreement shall be made to Indemnitee at Borrower's principal office in Dallas, Texas, in immediately available funds, not later than 2:00 p.m., Dallas, Texas time, on the date on which such payment shall come due (each such payment made after such time on such due date shall be deemed to have been made on the next succeeding business day and interest shall continue to accrue until such time). If the due date of any payment under this Agreement would otherwise fall on a day that is not a business day, such payment date shall be extended to the next succeeding business day and interest shall be payable for any principal so extended for the period of such extension.

     2.03 Non-Exclusive Remedy.  The remedies available to Indemnitee pursuant
          --------------------
to the provisions of this Article II are not exclusive and, in such regard,
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Indemnitee shall be entitled to join any Indemnitor as a party to any proceeding involving Indemnitee, any Indemnitor or the Lender, including for purposes of enforcement of the provisions of this Agreement.

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     2.04 Term. The term of this Agreement shall commence as of the date hereof
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and continue in effect until the Guaranteed Sum is terminated or extinguished
(but not by reason of the payment of the Guaranteed Sum by any party hereto in a proportion other than as specified in Section 2.01). In the event that an
                                      ------------
Indemnitor sells his or its stock ownership in Borrower, the indemnity contained herein shall terminate to the extent of such Indemnitor's stock ownership in the Borrower so sold upon the execution and delivery to Indemnitee of an amendment to this Agreement by the purchasing stockholder pursuant to which such purchasing stockholder shall indemnify Indemnitee on the basis of such purchasing stockholder's stock ownership in Borrower (notwithstanding anything herein to the contrary, no party to this agreement other than Indemnitee, the selling stockholder and the purchasing stockholder shall be required to execute such amendment).

                                 ARTICLE III.

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     3.01 Successors and Assigns.  This Agreement shall be binding upon and
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inure to the benefit of the parties hereto, and their respective heirs, legal representatives, and assigns.

     3.02 Amendments Waivers.  Neither this Agreement nor any provision hereof
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may be amended, waived, discharged, or terminated verbally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge, or termination is sought.

     3.03 Non-Waiver.  It is understood and agreed that any delay, waiver, or
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omission by any party hereto to exercise any right or power arising hereunder shall not be construed to be a waiver by such party of any subsequently arising right or power hereunder.

     3.04 Notices.  Any notice, demand, offer, or other written instrument
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required or permitted to be given pursuant to this Agreement shall be in writing signed by the party giving such notice and shall be hand delivered or sent by overnight courier, certified mail (return receipt requested), or telefax to the other party(ies) at the relevant address set forth in the Borrower's corporate records. Any party shall have the right to change the address to which notice shall be sent or delivered to it hereunder by similar notice sent in like manner to the other parties. A notice shall be deemed to be duly received (a) if sent by hand, on the date when left with a responsible person at the address of the recipient; (b) if sent by certified mail or overnight courier, on the date of receipt by a responsible person at the address of the recipient; or (c) if sent by telefax, upon receipt by the sender of an acknowledgment or transmission report generated by the machine from which the telefax was sent indicating that the telefax was sent in its entirety to the recipient's telefax number.

     3.05 Attorneys' Fees.  In the event any dispute between the parties to this
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Agreement should result in litigation or any other proceeding (including arbitration and mediation), the prevailing party shall be reimbursed by the nonprevailing party for all reasonable costs and expenses,

FIRST AMENDED AND RESTATED CONTRIBUTION AND INDEMNIFICATION AGREEMENT     Page 4
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including reasonable attorneys' fees, incurred by the prevailing party in connection with such litigation or other proceeding and any appeal or enforcement thereof.

     3.06 Severability.  If any term or provision of this Agreement or
          ------------
application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by applicable law.

     3.07 Time of the Essence.  The parties to this Agreement agree that time is
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of the essence to the performance of the obligations of the parties hereunder.

     3.08 Counterparts.  The parties hereto may execute this Agreement in
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multiple counterparts, all of which taken together shall constitute one and the same instrument and each of which shall be deemed to be an original instrument as against any party who has signed it.

     3.09 JURISDICTION AND VENUE.  ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO,
          ----------------------
ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS AGREEMENT SHALL BE LITIGATED IN COURTS HAVING SITUS IN DALLAS, DALLAS COUNTY, TEXAS, AND EACH PARTY HERETO HEREBY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH ACTION AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT IN ACCORDANCE WITH THIS SECTION 3.10.
                           ------------

     3.10 GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH
          -------------
AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES OF SUCH LAWS.

     3.11 ENTIRE AGREEMENT.  THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT OF
          ----------------
THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, BOTH WRITTEN AND VERBAL, BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF.

     This Agreement is executed in amendment and restatement in its entirety of that certain Contribution and Indemnification Agreement dated as of April 7, 1998, executed by and among Murray H. Gross and each of the entities and persons listed as a "Stockholder" on Schedule A attached thereto in connection with the Term Loan.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first hereinabove written.


                                        GUARANTOR:
                                        ---------



                                        --------------------------
                                        MURRAY H. GROSS



                                        STOCKHOLDERS:
                                        ------------





     FIRST AMENDED AND RESTATED CONTRIBUTION AND INDEMNIFICATION AGREEMENT
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